UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07857

Oppenheimer Commodity Strategy Total Return Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  December 31

Date of reporting period:  6/30/2016

Item 1.  Reports to Stockholders.

Semiannual Report 6/30/2016

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Commodity Strategy Total Return Fund

PORTFOLIO MANAGERS: Mark Hamilton and Christopher Proctor, CFA

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Commodity Index
6-Month	9.21%	2.93%	13.25%
1-Year	-16.72	-21.51	-13.32
5-Year	-12.21	-13.24	-10.82
10-Year	-11.10	-11.63	-5.59

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Fund Update

As a reminder, the Board of Trustees of Oppenheimer Commodity Strategy Total Return Fund (the “Fund”) decided to liquidate the Fund, effective on July 15, 2016. This liquidation occurred shortly after the reporting period ended on June 30, 2016.

For the six-month reporting period ended June 30, 2016, the Fund’s Class A shares (without sales charge) produced a return of 9.21%. On a relative basis, the Bloomberg Commodity Index Total Return produced a 13.25% return over the same period.

3      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Investment Company
Oppenheimer Institutional Money Market Fund	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of investments.

4      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/16

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QRAAX)	3/31/97	9.21%	-16.72%	-12.21%		-11.10%
Class B (QRABX)	3/31/97	9.25	-17.04	-12.81		-11.54
Class C (QRACX)	3/31/97	8.72	-17.29	-12.82		-11.76
Class I (QRAIX)	4/27/12	12.60	-14.04	-13.28	*	N/A
Class R (QRANX)	3/1/01	9.44	-16.64	-12.36		-11.31
Class Y (QRAYX)	3/31/97	9.18	-16.77	-11.93		-10.74

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/16

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QRAAX)	3/31/97	2.93%	-21.51%	-13.24%		-11.63%
Class B (QRABX)	3/31/97	4.49	-20.64	-13.10		-11.54
Class C (QRACX)	3/31/97	7.77	-18.01	-12.82		-11.76
Class I (QRAIX)	4/27/12	12.60	-14.04	-13.28	*	N/A
Class R (QRANX)	3/1/01	9.44	-16.64	-12.36		-11.31
Class Y (QRAYX)	3/31/97	9.18	-16.77	-11.93		-10.74

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Bloomberg Commodity Index Total Return. The Bloomberg Commodity Index Total Return is a broadly diversified index that is composed of futures contracts on 22 physical commodities traded on U.S. futures exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it

5      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Class A	$1,000.00	$1,092.10	$6.31
Class B	1,000.00	1,092.50	10.30
Class C	1,000.00	1,087.20	10.22
Class I	1,000.00	1,126.00	3.87
Class R	1,000.00	1,094.40	7.52
Class Y	1,000.00	1,091.80	4.85

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.85	6.09
Class B	1,000.00	1,015.07	9.92
Class C	1,000.00	1,015.12	9.87
Class I	1,000.00	1,021.23	3.68
Class R	1,000.00	1,017.70	7.25
Class Y	1,000.00	1,020.24	4.68

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Class A	1.21%
Class B	1.97
Class C	1.96
Class I	0.73
Class R	1.44
Class Y	0.93

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Shares	Value
Investment Company—88.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[1,2] (Cost $65,602,643)	65,602,643	$65,602,643

Total Investments, at Value (Cost $65,602,643)	88.1%	65,602,643

Net Other Assets (Liabilities)	11.9	8,869,533

Net Assets	100.0%	$74,472,176

Footnotes to Consolidated Statement of Investments

1. Rate shown is the 7-day yield at period end.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	43,821,966	470,393,312	448,612,635	65,602,643

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$65,602,643	$206,713

See accompanying Notes to Consolidated Financial Statements.

9      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments at value—see accompanying consolidated statement of investments—affiliated company (cost $65,602,643)	$65,602,643

Cash	10,050,411

Receivables and other assets:
Investments sold	268,040
Interest and dividends	145,614
Shares of beneficial interest sold	2,139
Other	26,443

Total assets	76,095,290

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,388,965
Investments purchased	93,368
Trustees’ compensation	39,650
Distribution and service plan fees	15,334
Shareholder communications	14,741
Other	71,056

Total liabilities	1,623,114

Net Assets	$74,472,176

Composition of Net Assets
Par value of shares of beneficial interest	$47,182

Additional paid-in capital	1,054,897,391

Accumulated net investment loss	(337,300,264)

Accumulated net realized loss on investments	(643,172,133)

Net Assets	$74,472,176

10      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $44,593,668 and 27,986,100 shares of beneficial interest outstanding)	$1.59

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$1.69

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $839,476 and 550,479 shares of beneficial interest outstanding)	$1.52

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,134,490 and 8,769,651 shares of beneficial interest outstanding)	$1.50

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $3,143,627 and 1,868,137 shares of beneficial interest outstanding)	$1.68

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,485,346 and 2,901,161 shares of beneficial interest outstanding)	$1.55

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $8,275,569 and 5,106,143 shares of beneficial interest outstanding)	$1.62

See accompanying Notes to Consolidated Financial Statements.

11      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Interest	$688,610

Dividends—affiliated company	206,713

Total investment income	895,323

Expenses
Management fees	1,465,571
Distribution and service plan fees:
Class A	80,490
Class B	6,434
Class C	92,200
Class R	14,191

Transfer and shareholder servicing agent fees:
Class A	72,752
Class B	1,419
Class C	20,350
Class I	16,373
Class R	6,273
Class Y	46,247

Shareholder communications:
Class A	15,624
Class B	298
Class C	5,135
Class I	21
Class R	935
Class Y	733

Custodian fees and expenses	23,746

Trustees’ compensation	21,468

Borrowing fees	2,455

Other	85,470

Total expenses	1,978,185
Less reduction to custodian expenses	(461)
Less waivers and reimbursements of expenses	(737,182)

Net expenses	1,240,542

Net Investment Loss	(345,219)

12      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies (includes premiums on options exercised)	$903,957
Closing and expiration of option contracts written	1,671,068
Closing and expiration of futures contracts	5,212,799
Swap contracts	18,795,184

Net realized gain	26,583,008

Net change in unrealized appreciation/depreciation on:
Investments	3,526,266
Futures contracts	(535,999)
Option contracts written	(1,239,106)
Swap contracts	(4,329,711)

Net change in unrealized appreciation/depreciation	(2,578,550)

Net Increase in Net Assets Resulting from Operations	$23,659,239

See accompanying Notes to Consolidated Financial Statements.

13      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENTS OF

CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment loss	$(345,219)	$(2,669,494)

Net realized gain (loss)	26,583,008	(119,073,503)

Net change in unrealized appreciation/depreciation	(2,578,550)	26,678,215

Net increase (decrease) in net assets resulting from operations	23,659,239	(95,064,782)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,103,191)	—
Class B	(155,720)	—
Class C	(2,471,409)	—
Class I	(13,376,393)	—
Class R	(757,650)	—
Class Y	(5,134,319)	—

	(29,998,682)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(23,277,389)	(8,048,277)
Class B	(685,601)	(1,571,473)
Class C	(6,190,418)	(1,885,607)
Class I	(114,389,995)	29,677,937
Class R	(1,226,943)	(21,364)
Class Y	(32,069,370)	11,206,818

	(177,839,716)	29,358,034

Net Assets
Total decrease	(184,179,159)	(65,706,748)

Beginning of period	258,651,335	324,358,083

End of period (including accumulated net investment loss of $337,285,264 and $306,956,363, respectively)	$74,472,176	$258,651,335

See accompanying Notes to Consolidated Financial Statements.

14      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$1.67	$2.31	$2.98	$3.28	$3.34	$3.66
Income (loss) from investment operations:
Net investment loss[2]	(0.00)[3]	(0.02)	(0.04)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	0.15	(0.62)	(0.63)	(0.26)	(0.02)	(0.07)
Total from investment operations	0.15	(0.64)	(0.67)	(0.30)	(0.06)	(0.11)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	0.00	0.00	0.00	0.00	(0.21)
Net asset value, end of period	$1.59	$1.67	$2.31	$2.98	$3.28	$3.34

Total Return, at Net Asset Value[4]	9.21%	(27.71)%	(22.48)%	(9.15)%	(1.80)%	(2.93)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,594	$69,536	$105,124	$163,932	$228,224	$326,818
Average net assets (in thousands)	$66,391	$89,808	$156,040	$190,441	$284,670	$424,280
Ratios to average net assets:[5]
Net investment loss	(0.47)%	(1.04)%	(1.22)%	(1.20)%	(1.18)%	(1.15)%
Expenses excluding specific expenses listed below	1.83%	1.72%	1.68%	1.77%	1.90%	1.72%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.83%	1.72%	1.68%	1.77%	1.90%	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.47%	1.42%	1.44%	1.49%	1.41%
Portfolio turnover rate	13%	138%	122%	80%	44%	21%

15      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.84%
Year Ended December 31, 2015	1.96%
Year Ended December 31, 2014	1.72%
Year Ended December 31, 2013	1.82%
Year Ended December 31, 2012	1.95%
Year Ended December 30, 2011	1.77%

See accompanying Notes to Consolidated Financial Statements.

16      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class B	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$1.61	$2.24	$2.91	$3.23	$3.32	$3.63
Income (loss) from investment operations:
Net investment loss[2]	(0.01)	(0.04)	(0.06)	(0.06)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	0.14	(0.59)	(0.61)	(0.26)	(0.02)	(0.06)
Total from investment operations	0.13	(0.63)	(0.67)	(0.32)	(0.09)	(0.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	0.00	0.00	0.00	0.00	(0.18)
Net asset value, end of period	$1.52	$1.61	$2.24	$2.91	$3.23	$3.32

Total Return, at Net Asset Value[3]	9.25%	(28.13)%	(23.02)%	(9.91)%	(2.71)%	(3.57)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$839	$1,575	$3,943	$7,762	$13,291	$17,965
Average net assets (in thousands)	$1,293	$2,663	$6,421	$10,188	$15,469	$22,207
Ratios to average net assets:[4]
Net investment loss	(1.23)%	(1.84)%	(1.98)%	(1.98)%	(2.08)%	(1.95)%
Expenses excluding specific expenses listed below	2.59%	2.51%	2.45%	2.64%	3.18%	2.99%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	2.59%	2.51%	2.45%	2.64%	3.18%	2.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.97%	2.26%	2.19%	2.24%	2.39%	2.23%
Portfolio turnover rate	13%	138%	122%	80%	44%	21%

17      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	2.60%
Year Ended December 31, 2015	2.75%
Year Ended December 31, 2014	2.49%
Year Ended December 31, 2013	2.69%
Year Ended December 31, 2012	3.23%
Year Ended December 30, 2011	3.04%

See accompanying Notes to Consolidated Financial Statements.

18      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class C	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$1.59	$2.21	$2.86	$3.18	$3.26	$3.58
Income (loss) from investment operations:
Net investment loss[2]	(0.01)	(0.04)	(0.06)	(0.06)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	0.15	(0.58)	(0.59)	(0.26)	(0.01)	(0.06)
Total from investment operations	0.14	(0.62)	(0.65)	(0.32)	(0.08)	(0.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	0.00	0.00	0.00	0.00	(0.19)
Net asset value, end of period	$1.50	$1.59	$2.21	$2.86	$3.18	$3.26

Total Return, at Net Asset Value[3]	8.72%	(28.05)%	(22.73)%	(10.06)%	(2.45)%	(3.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,134	$20,143	$29,997	$44,362	$64,074	$82,710
Average net assets (in thousands)	$18,576	$25,479	$41,478	$52,931	$74,103	$92,415
Ratios to average net assets:[4]
Net investment loss	(1.22)%	(1.80)%	(1.97)%	(1.97)%	(2.00)%	(1.91)%
Expenses excluding specific expenses listed below	2.60%	2.48%	2.44%	2.56%	2.74%	2.55%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	2.60%	2.48%	2.44%	2.56%	2.74%	2.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.96%	2.23%	2.18%	2.22%	2.31%	2.18%
Portfolio turnover rate	13%	138%	122%	80%	44%	21%

19      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	2.61%
Year Ended December 31, 2015	2.72%
Year Ended December 31, 2014	2.48%
Year Ended December 31, 2013	2.61%
Year Ended December 31, 2012	2.79%
Year Ended December 30, 2011	2.60%

See accompanying Notes to Consolidated Financial Statements.

20      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class I	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$1.71	$2.35	$3.01	$3.31	$3.49
Income (loss) from investment operations:
Net investment income (loss)[2]	0.00[3]	(0.01)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.21	(0.63)	(0.64)	(0.28)	(0.17)
Total from investment operations	0.21	(0.64)	(0.66)	(0.30)	(0.18)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	0.00	0.00	0.00	0.00
Net asset value, end of period	$1.68	$1.71	$2.35	$3.01	$3.31

Total Return, at Net Asset Value[4]	12.60%	(27.23)%	(21.93)%	(9.06)%	(5.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,144	$121,076	$133,080	$109,031	$7,383
Average net assets (in thousands)	$109,138	$132,437	$141,492	$76,647	$275
Ratios to average net assets:[5]
Net investment income (loss)	0.01%	(0.58)%	(0.76)%	(0.75)%	(0.70)%
Expenses excluding specific expenses listed below	1.35%	1.27%	1.24%	1.25%	1.31%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%
Total expenses[7]	1.35%	1.27%	1.24%	1.25%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	1.02%	0.98%	0.96%	1.03%
Portfolio turnover rate	13%	138%	122%	80%	44%

1. For the period from April 27, 2012 (inception of offering) to December 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.36%
Year Ended December 31, 2015	1.51%
Year Ended December 31, 2014	1.28%
Year Ended December 31, 2013	1.30%
Period Ended December 31, 2012	1.36%

See accompanying Notes to Consolidated Financial Statements.

21      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$1.63	$2.26	$2.92	$3.22	$3.29	$3.61
Income (loss) from investment operations:
Net investment loss[2]	(0.01)	(0.03)	(0.04)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.16	(0.60)	(0.62)	(0.26)	(0.02)	(0.06)
Total from investment operations	0.15	(0.63)	(0.66)	(0.30)	(0.07)	(0.11)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	0.00	0.00	0.00	0.00	(0.21)
Net asset value, end of period	$1.55	$1.63	$2.26	$2.92	$3.22	$3.29

Total Return, at Net Asset Value[3]	9.44%	(27.88)%	(22.60)%	(9.32)%	(2.13)%	(3.08)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,485	$5,934	$8,156	$11,580	$14,102	$17,044
Average net assets (in thousands)	$5,731	$7,058	$11,184	$12,654	$15,775	$18,734
Ratios to average net assets:[4]
Net investment loss	(0.70)%	(1.29)%	(1.47)%	(1.47)%	(1.48)%	(1.40)%
Expenses excluding specific expenses listed below	2.08%	1.97%	1.93%	2.09%	2.38%	2.13%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	2.08%	1.97%	1.93%	2.09%	2.38%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.44%	1.72%	1.67%	1.70%	1.79%	1.66%
Portfolio turnover rate	13%	138%	122%	80%	44%	21%

22      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	2.09%
Year Ended December 31, 2015	2.21%
Year Ended December 31, 2014	1.97%
Year Ended December 31, 2013	2.14%
Year Ended December 31, 2012	2.43%
Year Ended December 30, 2011	2.18%

See accompanying Notes to Consolidated Financial Statements.

23      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$1.70	$2.34	$3.01	$3.30	$3.35	$3.67
Income (loss) from investment operations:
Net investment loss[2]	(0.00)[3]	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.15	(0.62)	(0.64)	(0.26)	(0.02)	(0.07)
Total from investment operations	0.15	(0.64)	(0.67)	(0.29)	(0.05)	(0.10)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	0.00	0.00	0.00	0.00	(0.22)
Net asset value, end of period	$1.62	$1.70	$2.34	$3.01	$3.30	$3.35

Total Return, at Net Asset Value[4]	9.18%	(27.35)%	(22.26)%	(8.79)%	(1.49)%	(2.57)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,276	$40,387	$44,058	$72,236	$293,787	$740,166
Average net assets (in thousands)	$42,157	$47,911	$60,364	$130,023	$470,565	$1,173,253
Ratios to average net assets:[5]
Net investment loss	(0.19)%	(0.78)%	(0.89)%	(0.82)%	(0.81)%	(0.81)%
Expenses excluding specific expenses listed below	1.55%	1.46%	1.35%	1.36%	1.39%	1.33%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.55%	1.46%	1.35%	1.36%	1.39%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	1.21%	1.09%	1.07%	1.11%	1.07%
Portfolio turnover rate	13%	138%	122%	80%	44%	21%

24      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.56%
Year Ended December 31, 2015	1.70%
Year Ended December 31, 2014	1.39%
Year Ended December 31, 2013	1.41%
Year Ended December 31, 2012	1.44%
Year Ended December 30, 2011	1.38%

See accompanying Notes to Consolidated Financial Statements.

25      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Commodity Strategy Total Return Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. On April 28, 2016, the Board of Trustees of the Fund, upon the recommendation of the Fund’s Manager, approved a plan to liquidate the Fund (the “Liquidation”), with such Liquidation to take place on July 15, 2016 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. Effective as of the close of the New York Stock Exchange on April 29, 2016, the Fund was no longer accepting new investments.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial

26      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

2. Significant Accounting Policies (Continued)

statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, RAF Fund Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, option and swap contracts) and exchange-traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 0 shares with net assets of $2,339 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$—	*
Net assets	$2,339
Net income (loss)	$(73,356)
Net realized gain (loss)	$23,044,006
Net change in unrealized appreciation/depreciation	$(3,344,969)

*	At period end, the Subsidiary only held cash.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement

27      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain

28      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

2. Significant Accounting Policies (Continued)

exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended December 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$374,871,458
No expiration	112,974,350

Total	$487,845,808

At period end, it is estimated that the capital loss carryforwards would be $374,871,458 expiring by 2017 and $188,987,653, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$65,602,643

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

29      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

30      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

3. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and

31      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Company	$65,602,643	$—	$—	$65,602,643

Total Assets	$65,602,643	$—	$—	$65,602,643

32      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

33      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities

34      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

6. Use of Derivatives (Continued)

held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $44,924,449 and $16,975,631 on futures contracts purchased and sold, respectively.

35      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual commodities and/or commodity indexes to increase exposure to commodity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,427,318 and $74,428 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual commodities and/or commodity indexes to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

36      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

6. Use of Derivatives (Continued)

The Fund has written call options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $812,323 and $36,038 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2015	3,350	$2,114,769
Options written	425	325,161
Options closed or expired	(1,950)	(1,671,068)
Options exercised	(1,825)	(768,862)

Options outstanding as of June 30, 2016	—	$—

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

37      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various commodity indexes to decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $136,696,047 and $300,000 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to

38      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

6. Use of Derivatives (Continued)

have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

39      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (includes premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Swap contracts	Total

Commodity contracts	$ (2,626,908)	$ 1,671,068	$ 5,212,799	$ 18,795,184	$ 23,052,143

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Swap contracts	Total

Commodity contracts	$ 2,746,611	$ (1,239,106)	$ (535,999)	$ (4,329,711)	$ (3,358,205)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

40      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	5,456,373	$8,923,163	10,552,722	$21,263,013
Dividends and/or distributions reinvested	4,809,004	7,713,011	—	—
Redeemed	(23,798,197)	(39,913,563)	(14,558,073)	(29,311,290)

Net decrease	(13,532,820)	$(23,277,389)	(4,005,351)	$(8,048,277)

Class B
Sold	34,541	$53,303	76,862	$161,487
Dividends and/or distributions reinvested	94,633	145,566	—	—
Redeemed	(555,102)	(884,470)	(859,625)	(1,732,960)

Net decrease	(425,928)	$(685,601)	(782,763)	$(1,571,473)

Class C
Sold	1,383,275	$2,156,621	3,124,788	$5,972,119
Dividends and/or distributions reinvested	1,508,220	2,277,017	—	—
Redeemed	(6,806,745)	(10,624,056)	(4,037,309)	(7,857,726)

Net decrease	(3,915,250)	$(6,190,418)	(912,521)	$(1,885,607)

Class I
Sold	6,261,961	$10,601,819	31,335,292	$64,722,907
Dividends and/or distributions reinvested	8,132,851	13,376,393	—	—
Redeemed	(83,233,320)	(138,368,207)	(17,262,347)	(35,044,970)

Net increase (decrease)	(68,838,508)	$(114,389,995)	14,072,945	$29,677,937

Class R
Sold	741,201	$1,173,821	1,460,597	$2,838,660
Dividends and/or distributions reinvested	443,302	690,838	—	—
Redeemed	(1,917,427)	(3,091,602)	(1,440,424)	(2,860,024)

Net increase (decrease)	(732,924)	$(1,226,943)	20,173	$(21,364)

Class Y
Sold	4,800,355	$8,021,562	10,998,835	$23,395,858
Dividends and/or distributions reinvested	2,929,554	4,775,515	—	—
Redeemed	(26,331,533)	(44,866,447)	(6,105,052)	(12,189,040)

Net increase (decrease)	(18,601,624)	$(32,069,370)	4,893,783	$11,206,818

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$4,428,277	$48,928,494
U.S. government and government agency obligations	—	8,851,563

41      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	1.00%
Next $200 million	0.90
Next $200 million	0.85
Next $200 million	0.80
Over $800 million	0.75

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.98% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the

42      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

9. Fees and Other Transactions with Affiliates (Continued)

funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

43      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
June 30, 2016	$13,448	$9	$1,414	$1,595	$—

Waivers and Reimbursements of Expenses. Effective May 2, 2016, the Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings will not exceed 1.73% of average annual net assets for Class A shares, 2.52% for Class B shares, 2.49% for Class C shares, 1.98% for Class R shares, 1.47% for Class Y shares, and 1.28% for Class I shares. During the reporting period, the Manager reimbursed the Fund $33, $408, and $35 for Class B, Class C and Class R shares, respectively.

    The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $191,664.

    Effective May 2, 2016, the Manager has agreed to waive all management fees. During the period, this waiver reduced the Fund’s management fee by $527,975.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $17,067 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment

44      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

11. Pending Litigation (Continued)

performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

45      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

46      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Christopher Proctor, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering
Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All Rights reserved.

47      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

48      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

49      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

50      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

51      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

52      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

53      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

54      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

55      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0735.001.0616 August 22, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/12/2016